Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
December 31, 2008

ARIEL
INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, the Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended December 31, 2008, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -48.25%, -7.13% and 1.52%; and -40.74%, -5.47% and 1.65%, respectively. For the period ended December 31, 2008, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -35.09% and -8.02%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2008, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.07% and 1.19%, respectively. As of September 30, 2008, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.61%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201 - 0701

800.292.7435

arielinvestments.com

BEEN THERE, SURVIVED THAT

“Even the most skeptical, bearish managers are saying this is one of the best buying opportunities they’ve ever seen.”
BusinessWeek, January 12, 2009

Visit our award-winning website, arielinevestments.com to read the entire article featuring John W. Rogers. Jr. where he shares his strategy of focusing on companies likely to emerge from the current crisis with greater market share.

Turtle Talk with our Investment Specialists

I was recently laid off, but have 401(k) assets with my former employer. Is this money mine? What should I do with it?

—Joyce via email

Khoa: Today, the average American has had 11 jobs by age 42—which means participation in as many as 11 different retirement plans. If you are facing a job change, it is critically important to make a decision about your existing 401(k) plan. While there may be vesting requirements for employer matches, any money contributed from your salary is automatically yours and can be taken with you. Your options include:

•       Keeping your money invested with your former employer

•       Cashing out your retirement savings

•       Rolling the assets into an Individual Retirement Account (IRA)

Although leaving your assets in your former employer’s plan may seem like the easiest option, over time, it can become challenging to manage multiple accounts at several different employers. Also, not every employer offers this option, so be sure to check with the company’s human resources department.

As for cashing out, this may seem like an enticing option in these tough economic times. But, it would be costly and significantly set-back your retirement savings. If you are under age 59 1/2, you are required to pay federal and state taxes along with an additional 10% early withdrawal penalty. This equates to roughly $4 dollars for every $10 withdrawn, which can quickly deplete your savings.

In many cases, the best option is to rollover your assets into an IRA. Like a 401(k), a Rollover IRA provides investors with tax advantaged savings—specifically, your savings will continue to grow tax deferred until withdrawal. If you open a Rollover IRA with Ariel Investments, you can invest in any of our three no-load mutual funds: our flagship Ariel Fund, a small/mid-cap value fund; its mid-cap counterpart Ariel Appreciation Fund; or Ariel Focus Fund, a mid/large cap fund investing in approximately 20 stocks.

To learn more about Rollover IRAs, call us toll-free at 800.292.7435 to speak with an Investment Specialist or visit arielinvestments.com.

Dear Fellow Shareholder: It was December 23, 1776—a few months into the American Revolution—when Thomas Paine wrote of “the times that try men’s souls.” Just over 232 years later, his words perfectly sum up the global financial meltdown and the stock market crash that occurred in the fourth quarter. For the quarter ended December 31, 2008, Ariel Fund lost -34.3% during a time when the Russell 2500 Value Index dropped -24.9% and the Russell 2500 Index fell -26.3%. Ariel Appreciation gave back -29.9% versus -27.2% for the Russell Midcap Value Index and -27.3% for the Russell Midcap Index. Meanwhile, Ariel Focus dropped -26.8% while the Russell 1000 Value Index fell -22.2% and the Russell 1000 Index lost -22.5%. For further context, the broad market as measured by the Standard & Poor’s 500 Index fell -21.9% over the three months. There is little question that this once-in-a-70-year economic crisis has inflicted real pain—Ariel portfolios included. As the January 5, 2009 issue of The Wall Street Journal noted, “Almost no living manager has seen anything like this. The devastation has hit almost everywhere...”

Cheap Gets Cheaper

In Ariel’s 26 years, we have seen significant downturns—the crash of 1987 was no walk in the park; the bursting of the dot com bubble had its own unique shrapnel. In those instances, our high quality names, with low expectations built into their prices, outperformed when the market cratered. Not this time. Not for us, nor many other Buffett-like value managers. Those who take a contrary view, favoring consistent and predictable businesses with strong brands and franchises like we do, found our portfolios uncharacteristically decimated by the recent downturn. Generally speaking, we who seek out-of-favor stocks would wholeheartedly agree with the December 22, 2008 issue of Fortune, “...crisis is another word for opportunity. Turmoil means cheap stocks abound.” Usually, in such a rout, value portfolios hold up well and their managers get to load up on even cheaper fare. But in this crash, value failed to hold up. For example, the ten most expensive names in the Ariel portfolios— stocks selling within 20% of our intrinsic worth estimate and an average P/E ratio of 14.6 x1 forward earnings—lost -23.6% for the quarter. By contrast, our ten cheapest names—securities selling for half to two-thirds of our estimates of their real value and trading at an average P/E ratio of 9.0 x forward earnings—fell -42.9% during the last three months of the year.

This inverted result is highly unusual and, we believe, mostly detached from underlying business fundamentals. As one value manager told Kiplinger’s (February 2009), “The chaos is so extreme, the panic selling so urgent, that there is almost no possibility that sellers are acting on superior information. Indeed, in situation after situation, it seems clear that investment fundamentals do not factor into their decision making at all.” At Ariel, we have worked hard to find high-quality companies whose prices offer a margin of safety. But what we have learned in this once-in-a-lifetime crisis is that even high quality companies can

arielinvestments.com	800.292.7435

morph into financially challenged ones when credit markets do what they have never done before—freeze solid for months.

“...Thomas Paine wrote of
‘the times that try men’s souls.’
...his words perfectly sum up the
stock market crash that occurred
in the fourth quarter.”

Although we do not own this name, the most dramatic example was General Electric (NYSE: GE). It became temporarily financially distressed when it could not access credit markets for its short-term debt as it routinely had for years. When a AAA-rated giant like GE gets into that kind of trouble, others are certain to struggle mightily. As such, some of our portfolio holdings with heretofore solid balance sheets suddenly looked shaky. Those stocks, especially the smaller ones, sold off much more than the overall market. So, we did what any rational investor would do—took our lumps on the companies that seemed unlikely to survive and held on to those that we felt would make it. According to market watcher Gail Dudack, “...the best investment strategy for 2009 will be a Darwinian-style stock selection process that focuses on ‘survival of the fittest.’ We call this ‘survivorship.’” Ultimately, when the market recognizes that our survivors will do just that, we believe those stocks will shoot the lights out.

For example, in November 2007 we added CB Richard Ellis Group, Inc. (NYSE: CBG) to Ariel Fund when clouds gathering over the residential real estate markets compressed its valuation to 8.0 x future earnings. In 2008, the stock plummeted -80.0%. By December’s end, CB Richard Ellis was trading at 4.7 x future earnings compared to the 14.5 forward P/E it has averaged over the last five years. Assuming lower revenues in 2009 and a flat 2010, we are still anticipating a reversion to historic multiples for this unique franchise which would yield a +310% return. Even with a more conservative multiple of 10.0 x forward earnings, the stock doubles. Meanwhile, we bought International Game Technology (NYSE: IGT) in Ariel Appreciation Fund in July 2008 when it was trading at 15.8 x forward earnings—well below its five year average of 22.5 x—and a 40% discount to our estimate of its private market value. Recessionary fears have depressed the stock in the near term. Our thesis, however, is based upon the highly regular, long-standing replacement cycle for casino games. At year-end, the stock traded at 9.7 x earnings. A return to historic multiples would lift IGT shares +230%. Finally, over the last five years, eBay, Inc. (NASDAQ: EBAY)—the online auction house—has sported a rich P/E ratio of 34.3 x forward earnings. When we bought it in Ariel Focus Fund last September, it was trading at 11.9 x and a 41% discount to our estimate of its intrinsic worth. Despite its +15% earnings growth in 2008, eBay’s multiple slumped to 8.5 x. At this level, we think eBay sells for a third of its intrinsic worth.

“ ...crisis is another word for
opportunity. Turmoil means
cheap stocks abound.”

Onward and Upward

After the market bottomed on November 20th, those survivors did begin to show signs of a rebound by year end with CB Richard Ellis up +24.9%; IGT rising +58.8%; and eBay gaining +25.0%. We have seen other stocks like Royal Caribbean Cruises Ltd. (NYSE: RCL) surge +98.7% and UBS AG (NYSE: UBS) jump +69.4%. Given the volatility, fear and risk aversion that abounds, there is no way to know if these newfound gains will hold over the short-term. Longer term, we are quite optimistic. As the December 22, 2008 edition of Barron’s noted, “...peak volatility is

Quarterly Report December 31, 2008	25 years of patient investing

rarely sustained over time. In a market where a deep recession has become rooted as consensus, where central banks are flailing very publicly in their fight to fend off disaster, bad news ultimately loses its ability to shock.” Eventually expectations get so low that survival alone will push stock prices considerably higher. Our enthusiasm is also spurred by the eye popping values that abound. Yes, as Paine so aptly wrote, “These are the times that try men’s souls...yet we have this consolation with us, that the harder the conflict, the more glorious the triumph.”

“...the harder the conflict,
the more glorious the triumph.”

Portfolio Comings and Goings

During the quarter, we added upscale department store Nordstrom Inc. (NYSE: JWN) to Ariel Fund and Ariel Appreciation Fund after fears about a recession drove the price down. We also added gaming equipment supplier International Game Technology (NYSE:IGT) to Ariel Fund following a steep price decline in response to fears that people would stop going to casinos. The downturn in gaming is a temporary phenomenon though. Moreover, casinos need to continually replace games to keep people interested, and the next replacement cycle is coming soon. Broad concerns about advertising in this recession drove media giant CBS Corp. (NYSE: CBS), a current holding in Ariel Appreciation Fund, down far enough that we added it to Ariel Fund.

As the commodity bubble inflated, we did a tremendous amount of research in this area. When the trend began to reverse itself and the bubble deflated, we began to see opportunities and added Hess Corp. (NYSE: HES) to Ariel Appreciation Fund and Ariel Focus Fund. With its strong balance sheet and successful track record with projects worldwide, this integrated oil and gas company met our investment criteria.

During the quarter, we did not eliminate any positions in Ariel Focus Fund, but exited several positions in Ariel Fund and Ariel Appreciation Fund to pursue more compelling opportunities. Specifically, we sold Steelcase, Inc. (NYSE: SCS) and ACCO Brands Corp. (NYSE: ABD) in Ariel Fund, and exited Yum! Brands, Inc. (NYSE: YUM), Pitney Bowes Inc. (NYSE: PBI) and Black & Decker Co. (NYSE: BDK) in Ariel Appreciation Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]

The average forward P/E ratio is an adjusted figure. PrivateBancorp, Inc. has a forward P/E ratio of 84.3 x, which is unusually high due to stock option expensing, and was omitted from the average forward P/E calculation.

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Company Spotlight	Held in: Ariel Fund | Ariel Appreciation Fund

Janus Capital Group Inc. (NYSE: JNS)

151 Detroit Street

Denver, CO 80206

800.525.3713

janus.com

Janus Capital Group Inc. is an investment company with just under $124 billion in assets under management. Best known for growth investing, it also has subsidiaries that serve institutional investors and pension funds. As you know, 2008 was a tough year in the stock market—but an even tougher year for Janus, whose shares fell -75.6%.

Why did Janus Stock Fall So Far?

In the short-term, asset management stocks trade in tandem with the market. The value of an asset manager reflects its assets under management, which rise and fall with markets. About 95% of Janus’s assets are in stock portfolios, causing the company to get hit harder than its typical peer, which has a more diversified mix of stocks and bonds. Two misperceptions also amplified Janus’s losses last year.

Misperception Number 1: Janus is Off Its Game

The market tends to punish asset managers whose portfolios underperform, because investors tend to dump sluggish funds and accounts. The market takes a very short-term view of this situation. At the end of 2008, Janus’s 12 largest funds held roughly $37 billion, and on average finished in the 66th percentile of their Morningstar categories—mildly subpar. For the trailing three years ended December 31, 2008, however, those 12 funds finished, on average, in the 27th percentile of their categories, and only two had below-average returns. Short-term returns are simply not as relevant as longer-term ones.

Misperception Number 2: Janus has a Debt and Leverage Problem

In late 2008, an analyst report incorrectly made two assertions that were later corrected. It said Janus had $200 million in debt due in 2009 and that financial leverage was a concern. Actually, the firm has only $22 million in debt due in 2009, easily covered by its $300 million in cash. Its first substantial debt payment comes in 2011. Meanwhile, its financial leverage (a proxy for cash generated by the business versus debt) is only 2.1 x, a reasonable number. The firm is conservatively managed and well-insulated from debt-related issues.

Janus’s Core Strength: Brand and Focus

Janus’s ability to hone in on its areas of expertise is inextricably linked to its brand. While most asset managers try to be all things to all investors, each of Janus’s three separate divisions concentrates its efforts on what it does best: Janus is a growth investor, INTECH is a quant outfit, and Perkins, Wolf, McDonnell is a value house. We believe that when an asset manager focuses on doing one thing it becomes increasingly proficient, thereby consistently reinforcing its brand.

All Shook Up

Janus would not, however, be as good a company today had Gary Black not become Chief Executive in 2006. He started at Sanford Bernstein as an analyst and moved to Goldman Sachs, where he was ultimately Chief Investment Officer of global equities. Quality research reigns at both Bernstein and Goldman, and Black wanted to ensure it also does at Janus. He performed a major overhaul, emphasizing a team approach at a place where independent stars had previously run the show. In 2000—leading into the tech bust that hurt Janus badly—there were 27 analysts with an average of 3.1 years of industry experience running $258 billion in assets. Now there are 67 analysts with an average of 9.2 years of industry experience responsible for $94 billion in assets. Black also brought compensation, which had been high, in-line with the industry average and linked it directly to fund performance. The market may be difficult in the short-term, but we believe Janus is now built to thrive in the long-term.

As of December 31, 2008, shares traded at $8.03, a 54% discount to our estimate of its $17.37 private market value.

Quarterly Report December 31, 2008	25 years of patient investing

Company Spotlight	Held in: Ariel Appreciation Fund

Accenture (NYSE: ACN)

1345 Avenue of the Americas

New York, NY 10105

866.644.9293

accenture.com

Although Accenture’s name dates back only to 2001, its legacy goes back much further. Accenture was spun off from Arthur Andersen and was previously known as Andersen Consulting. For many years it has been one of the few IT services companies able to provide management consulting, technology services, and outsourcing around the globe. Accenture excels at combining technology and industry knowledge to improve its clients’ businesses.

Standing Out in the Crowd

Any company seeking to hire an IT consultant has dozens of choices. Many provide similar services with cost as the only differentiator. By contrast, Accenture seeks to provide a higher level of service at the same or even a slightly higher cost. Accenture’s customers get what they pay for. To provide premium service, Accenture attracts, nurtures, and retains top talent. This superior staff earns clients’ trust by rethinking existing processes, and thereby getting better results. This business enhancement leads to longer-lasting relationships with multiple projects. Extended relationships build trust, so clients grant Accenture increasing access over time. Moreover, as connections persist, Accenture avoids competitive price bids with rivals.

Capitalizing on its Edge

Execution of a good game plan drives healthy, durable cash flows, but a company can still mismanage the economics of its business. Accenture’s management wisely controls and uses incoming cash to build sturdy economics. They focus on projects with high returns on invested capital and good profitability. Management demands and gets top-notch execution and cost management. This approach has allowed the company to conservatively build a strong balance sheet. As of November 30, 2008, Accenture held $4.55 per share in cash and has no debt.

Why Would a Great Business Sell at Such a Good Price?

A lot of investors lump Accenture in with technology companies, where steady long-term growth does not impress. Plus, the market seems to expect service companies’ margins to expand in good times, which they rarely do. A service business’s growth engine is people, and when everything is humming a company must raise pay to keep them in place. While some competitors let their top talent depart to save money, Accenture increases compensation to maintain its edge. Finally, the market often focuses on Accenture’s minor issues. For instance, the stock often falls rather sharply due to isolated contract losses and confusion surrounding share buybacks from former partners. Recently, the hand-wringing has been over currency fluctuations. To us, such matters are short-term in nature, not material to the long-term economics of this terrific business. The company is now trading at its lowest valuation relative to earnings and cash flow since going public, and yet it is gaining share at the expense of weaker competition.

Patience Pays

We believe Accenture holds up well in differing economic environments. During growth periods, customers want to expand; in downturns customers seek smart insights on re-organizations. Overall the value of this business changes little, but the stock price can change plenty. Due to our contrarian nature, when shares are pricey, as in early 2007, we pare back; when they are cheap, we buy more shares. We see Accenture as an all-weather business with a clearly-defined, durable competitive edge—just the type of company we prefer to own long-term.

As of December 31, 2008, shares traded at $32.79, a 38% discount to our estimate of its $52.61 private market value.

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Company Spotlight	Held in: Ariel Appreciation Fund | Ariel Focus Fund

Hess Corporation (NYSE: HES)

1185 Avenue of the Americas

New York, NY 10036

212.997.8500

hess.com

Founded in 1920, Hess Corporation is a global integrated oil company with two business segments. Its biggest business is exploration and production—finding and extracting oil and natural gas from the ground. Its smaller business is marketing and refining—turning energy commodities into fuel and selling it to consumers. Its exploration and production business is truly global in scale, while its refineries and gas stations are in the U.S. and the U.S. Virgin Islands.

A First for Ariel

In our first 26 years of investing, Ariel has intentionally avoided pure-play commodity producers, but recently we found a unique opportunity in Hess. From early 2003 through early 2008, our portfolios were dealt a double-whammy. First, their profits were negatively impacted by rapidly rising costs. At the same time, $4 gas crimped consumer spending. During this period, we intensified our research in the commodity sector to better understand its economics. Over the long-term, demand is rising as emerging markets are becoming wealthier: that is a recipe for higher oil prices. During the current global recession, however, demand has temporarily fallen sharply, making the purchase of a commodity production company with durable competitive advantages a rare value.

Competitive Advantages in Commodities

Scale offers a huge advantage for an oil company. Extracting petroleum from the earth is labor-intensive and demands lots of heavy equipment. That means high fixed costs. As such, smaller companies suffer greatly when volatile commodity prices plummet. Another real advantage is location—more specifically access to proven fields where oil has already been found. Having proven reserves is a key edge because a company does not have to spend on exploration to pump that oil. Finally, it helps to avoid the more danger-ridden and politically-charged areas where oil is plentiful: the Middle East, Russia, Nigeria, Venezuela, to name a few.

Hess’s Advantageous Structure

As mentioned, we are now anticipating higher oil prices over the long-term. Accordingly, the ideal oil company depends strongly, but not completely, on exploration and production (E&P). That certainly describes Hess. In 2007’s fiscal year, 24% of revenues and 86% of net income came from E&P. Meanwhile, 76% of revenues and 14% of net income was from its refining and gas stations. We especially like Hess management’s systematic plan of funding E&P. It takes the cash flows from refining and marketing and funnels them to E&P. Management believes it gets its highest returns from E&P, so this is a savvy way to generate profits and a partial hedge to oil prices. When oil prices are high, E&P profits rise; when oil prices are low, refining profits go up.

Location, Location, Location

Hess has 1.4 billion barrels of proven oil reserves in the ground. It has estimated unproven oil reserves of more than 3 billion barrels, from which we think Hess is likely to recover about a billion barrels. Almost none of those reserves are in the danger zones mentioned above, which mitigates risk. If one of the danger zones goes into crisis, Hess will benefit rather than suffer. That is especially true given its deep water reserves off the coast of Brazil, Africa and Australia—as well as good exposure to the Gulf of Mexico.

As of December 31, 2008, shares traded at $53.64, a 23% discount to our estimate of its $69.65 private market value.

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Fund Performance Summary	Inception: November 6, 1986

COMPOSITION OF EQUITY HOLDINGS

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Consumer discretionary & services	36.4%	10.8%	15.5%	10.8%
Financial services	26.0%	36.3%	23.5%	14.4%
Health care	12.9%	5.0%	13.3%	15.3%
Materials & processing	8.9%	10.0%	9.4%	3.6%
Consumer staples	8.2%	3.4%	3.1%	9.8%
Technology	4.3%	7.0%	10.2%	14.3%
Producer durables	3.3%	6.2%	7.9%	4.7%
Integrated oils	0.0%	0.1%	0.1%	9.2%
Other energy	0.0%	2.8%	4.3%	4.1%
Autos & transportation	0.0%	3.9%	4.1%	2.6%
Utilities	0.0%	13.7%	8.1%	7.9%
Other	0.0%	0.7%	0.5%	3.5%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.5%
Cash, Other Assets & Liabilities	0.5%

Expense Ratio

As of 9/30/2008	1.07%

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2008

	4th Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-34.28%	-48.25%	-48.25%	-17.51%	-7.13%	1.52%	8.88%
Russell 2500 Value Index	-24.86%	-31.99%	-31.99%	-8.83%	-0.15%	5.72%	10.24%
Russell 2500 Index	-26.25%	-36.79%	-36.79%	-9.37%	-0.98%	4.08%	9.11%
S&P 500 Index	-21.94%	-37.00%	-37.00%	-8.36%	-2.19%	-1.38%	8.66%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUITY HOLDINGS
1	Royal Caribbean Cruises Ltd.	5.7%
	Worldwide cruise company

2	IMS Health Inc.	5.5%
	Provider of health care data

3	Bio-Rad Laboratories, Inc.	4.6%
	Manufacturer of clinical diagnostics, instruments and systems

4	J.M. Smucker Co.	4.5%
	Manufacturer of fruit spreads, peanut butter and other food Products

5	Hewitt Associates, Inc.	4.4%
	Human resources outsourcing and consulting firm

6	Anixter International Inc.
	Global distributor of communication products, wire, cable and fasteners	4.3%

7	Jones Lang LaSalle Inc.
	Real estate services and money management firm	4.2%

8	Equifax Inc.
	Provider of consumer and commercial credit information	4.1%

9	Energizer Holdings, Inc.
	Consumer battery and razor manufacturer	4.0%

10	Tiffany & Co.	3.8%
	International jeweler and speciality retailer

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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Ariel Fund Schedule of Investments	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—99.52%	Cost	Market Value

	Consumer Discretionary & Services—36.25%
372,500	Black & Decker Corp.	$28,030,578	$15,574,225
2,643,500	CBS Corp., Class B	17,110,020	21,650,265
4,026,639	Gannett Co., Inc.	97,048,799	32,213,112
1,692,413	Hewitt Associates, Inc., Class A (a)	39,328,240	48,030,681
2,094,250	International Game Technology	21,637,448	24,900,632
10,167,897	Interpublic Group of Cos., Inc. (a)	92,204,764	40,264,872
6,900,557	McClatchy Company, Class A	232,624,589	5,520,446
699,871	Meredith Corporation	18,460,252	11,981,791
466,548	Mohawk Industries, Inc. (a)	31,269,729	20,047,568
2,874,857	Newell Rubbermaid Inc.	67,465,621	28,116,101
1,877,775	Nordstrom, Inc.	28,467,917	24,993,185
4,531,156	Royal Caribbean Cruises Ltd.	142,671,592	62,303,395
1,858,192	Sotheby’s	51,930,977	16,519,327
1,764,506	Tiffany & Co.	64,387,982	41,695,277
		932,638,508	393,810,877
	Consumer Staples—8.22%
2,577,638	Constellation Brands, Inc., Class A (a)	52,004,993	40,649,351
1,121,138	J.M. Smucker Co.	38,475,767	48,612,544
		90,480,760	89,261,895
	Financial Services—25.84%
8,382,932	CB Richard Ellis Group, Inc. (a)	103,017,094	36,214,266
810,126	City National Corp.	54,291,839	39,453,136
1,658,455	Equifax Inc.	61,418,324	43,982,227
920,165	HCC Insurance Holdings, Inc.	10,636,452	24,614,414
4,654,803	Janus Capital Group Inc.	52,408,579	37,378,068
1,657,473	Jones Lang LaSalle Inc.	29,674,278	45,912,002
85,316	Markel Corp. (a)	15,622,886	25,509,484
559,232	PrivateBancorp, Inc.	12,801,268	18,152,671
430,166	Wilmington Trust Corporation	9,893,524	9,566,892
		349,764,244	280,783,160
	Health Care—12.82%
664,934	Bio-Rad Laboratories, Inc., Class A (a)	37,508,425	50,076,179
1,100,001	Hospira, Inc. (a)	40,930,727	29,502,027
3,935,145	IMS Health Inc.	90,510,436	59,656,798
		168,949,588	139,235,004
	Materials & Processing—8.84%
1,633,003	Brady Corp., Class A	23,393,266	39,110,422
807,454	Energizer Holdings, Inc. (a)	16,064,701	43,715,560
2,860,658	Interface Inc., Class A	33,497,742	13,273,453
		72,955,709	96,099,435

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Fund Schedule of Investments (continued)	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—99.52% (Cont’d)	Cost	Market Value

	Producer Durables—3.31%
1,488,311	IDEX Corp.	$17,768,806	$35,942,711

	Technology—4.24%
1,530,350	Anixter International Inc. (a)	34,948,040	46,094,142

	Total Common Stocks	1,667,505,655	1,081,227,224

Principal Amount	REPURCHASE AGREEMENT—0.89%	Cost	Market Value

$9,660,776	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2008, due 1/2/2009, repurchase price $9,660,781, (collateralized by Federal Home Loan Bank, 5.125% - 5.375%, due 5/15/2019 - 3/14/2036 and Federal National Mortgage Assoc., 4.830% - 6.250%, due 1/22/2018 - 5/15/2029 and Federal Home Loan Mortgage Corp., 5.00%, due 4/16/2018)	$9,660,776	$9,660,776
	Total Investments—100.41%	$1,677,166,431	1,090,888,000
	Liabilities less Other Assets—(0.41%)		(4,426,954)
	NET ASSETS—100.00%		$1,086,461 ,046

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

arielinvestments.com	800.292.7435

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	12/31/08	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

McClatchy Company	MNI	0.80	0.62	12.83	1.62	1.20	0.23	0.5	0.7	3.5	66
Interface, Inc.	IFSIA	4.64	3.63	18.00	0.96	0.92	0.72	4.8	5.0	6.4	293
Sotheby’s	BID	8.89	7.24	39.83	3.09	1.08	0.57	2.9	8.2	15.6	598
Meredith Corporation	MDP	17.12	12.06	55.23	3.34	2.82	2.27	5.1	6.1	7.5	772
CB Richard Ellis Group, Inc.	CBG	4.32	3.00	24.50	2.07	0.57	0.58	2.1	7.6	7.4	885
Jones Lang LaSalle Inc.	JLL	27.70	18.12	90.83	7.85	3.38	4.36	3.5	8.2	6.4	955
Anixter International Inc.	AXE	30.12	20.97	75.07	5.73	6.07	4.85	5.3	5.0	6.2	1,063
PrivateBancorp, Inc.	PVTB	32.46	20.41	49.50	0.53	(1.04)	0.63	61.2	NM	51.5	1,105
Brady Corp.	BRC	23.95	15.20	40.00	2.47	2.22	2.02	9.7	10.8	11.9	1,262
Janus Capital Group Inc.	JNS	8.03	5.18	36.88	1.11	0.99	0.64	7.2	8.1	12.5	1,268
Wilmington Trust Corporation	WL	22.24	19.49	46.75	2.64	1.54	1.70	8.4	14.4	13.1	1,514
Gannett Co., Inc.	GCI	8.00	5.00	39.50	4.56	3.52	2.12	1.8	2.3	3.8	1,825
Interpublic Group of Cos., Inc.	IPG	3.96	2.57	10.47	0.26	0.45	0.36	15.2	8.8	11.0	1,887
IDEX Corp.	IEX	24.15	17.70	40.75	1.98	2.04	1.97	12.2	11.8	12.3	1,996
Bio-Rad Laboratories, Inc.	BIO	75.31	60.51	109.50	4.29	5.40	6.19	17.6	13.9	12.2	2,050
City National Corp.	CYN	48.70	32.82	71.50	4.52	2.86	2.72	10.8	17.0	17.9	2,363
J.M. Smucker Co.	SJM	43.36	37.22	56.69	3.11	3.41	3.46	13.9	12.7	12.5	2,379
Black & Decker Corp.	BDK	41.81	32.31	74.24	6.03	5.15	3.95	6.9	8.1	10.6	2,512
Hewitt Associates, Inc.	HEW	28.38	22.78	43.00	(1.62)	1.85	2.40	NM	15.3	11.8	2,674
Newell Rubbermaid Inc.	NWL	9.78	9.13	26.02	1.82	1.49	1.09	5.4	6.6	9.0	2,711
IMS Health Inc.	RX	15.16	9.63	25.50	1.60	1.76	2.00	9.5	8.6	7.6	2,757
Nordstrom, Inc.	JWN	13.31	6.61	40.59	2.88	1.74	1.40	4.6	7.6	9.5	2,867
Tiffany & Co.	TIF	23.63	16.75	49.98	2.34	2.23	1.95	10.1	10.6	12.1	2,909
Royal Caribbean Cruises Ltd.	RCL	13.75	5.97	43.12	2.82	2.77	1.73	4.9	5.0	7.9	2,926
Markel Corp.	MKL	299.00	234.23	492.97	36.76	26.63	22.61	8.1	11.2	13.2	2,933
Mohawk Industries, Inc.	MHK	42.97	23.91	83.09	7.40	4.80	4.80	5.8	9.0	9.0	2,940
HCC Insurance Holdings, Inc.	HCC	26.75	14.48	30.00	3.38	2.93	2.89	7.9	9.1	9.3	3,080
Energizer Holdings, Inc.	ENR	54.14	30.36	113.59	5.74	5.85	5.48	9.4	9.3	9.9	3,150
Equifax Inc.	EFX	26.52	19.38	39.95	2.02	2.48	2.58	13.1	10.7	10.3	3,357
Constellation Brands, Inc.	STZ	15.77	10.66	24.15	1.50	1.65	1.81	10.5	9.6	8.7	3,443
International Game Technology	IGT	11.89	7.03	49.41	1.50	1.21	1.31	7.9	9.8	9.1	3,504
Hospira, Inc.	HSP	26.82	23.00	44.00	2.22	2.55	2.90	12.1	10.5	9.2	4,280
CBS Corp.	CBS	8.19	4.36	27.55	1.98	1.93	1.08	4.1	4.2	7.6	5,495

Note: Holdings are as of December 31, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and December 31, 2008 stock price. NM = Not Meaningful.

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Consumer discretionary & services	39.1%	11.2%	16.4%	10.8%
Financial services	31.4%	33.0%	21.2%	14.4%
Health care	13.6%	4.1%	8.8%	15.3%
Consumer staples	4.2%	8.2%	5.7%	9.8%
Materials & processing	3.4%	8.4%	8.4%	3.6%
Technology	3.2%	4.6%	9.9%	14.3%
Producer durables	3.0%	4.6%	7.6%	4.7%
Integrated oils	2.1%	0.0%	0.4%	9.2%
Other energy	0.0%	4.3%	6.1%	4.1%
Autos & transportation	0.0%	3.3%	3.3%	2.6%
Utilities	0.0%	17.0%	10.9%	7.9%
Other	0.0%	1.3%	1.2%	3.5%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.0%
Cash, Other Assets & Liabilities	1.0%

Expense Ratio

As of 9/30/2008	1.19%

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2008

	4th		1	3	5	10	Life
	Quarter	YTD	Year	Year	Year	Year	of Fund
Ariel Appreciation Fund	-29.88%	-40.74%	-40.74%	-13.45%	-5.47%	1.65%	8.08%
Russell Midcap Value Index	-27.19%	-38.44%	-38.44%	-9.98%	0.33%	4.44%	9.81%
Russell Midcap Index	-27.27%	-41.46%	-41.46%	-10.68%	-0.71%	3.18%	9.28%
S&P 500 Index	-21.94%	-37.00%	-37.00%	-8.36%	-2.19%	-1.38%	7.61%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUITY HOLDINGS

1	Accenture Ltd	5.5%
	Global management consulting, technology services and outsourcing firm

2	IMS Health Inc.	5.3%
	Provider of health care data

3	CBS Corp.	5.2%
	Mass media company

4	Hewitt Associates, Inc.	4.9%
	Human resources outsourcing and consulting firm

5	Carnival Corp.	4.4%
	Worldwide cruise company

6	Tiffany & Co.	3.7%
	International jeweler and speciality retailer

7	Northern Trust Corp.	3.6%
	Global private wealth and institutional trust company

8	Franklin Resources, Inc.	3.5%
	Global investment management organization

9	International Game Technology	3.5%
	Global computerized gaming equipment company

10	Equifax Inc.	3.4%
	Provider of consumer and commercial credit information

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Schedule of Investments	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—98.96%	Cost	Market Value

	Consumer Discretionary & Services—38.72%
1,553,100	Accenture Ltd, Class A	$22,233,403	$50,926,149
1,651,050	Carnival Corp.	53,810,309	40,153,536
5,801,400	CBS Corp., Class B	105,675,904	47,513,466
3,252,550	Gannett Co., Inc.	127,120,329	26,020,400
1,579,700	Hewitt Associates, Inc., Class A (a)	42,944,441	44,831,886
2,688,600	International Game Technology	47,163,579	31,967,454
6,966,675	Interpublic Group of Cos., Inc. (a)	46,926,326	27,588,033
1,327,400	Nordstrom, Inc.	20,271,536	17,667,694
911,600	Omnicom Group Inc.	25,736,677	24,540,272
1,214,700	Sotheby’s	32,259,347	10,798,683
1,442,600	Tiffany & Co.	51,062,411	34,088,638
		575,204,262	356,096,211
	Consumer Staples—4.16%
214,672	Clorox Co.	6,446,846	11,927,176
1,670,400	Constellation Brands, Inc., Class A (a)	33,014,063	26,342,208
		39,460,909	38,269,384
	Financial Services—31.08%
6,776,100	CB Richard Ellis Group, Inc. (a)	92,398,722	29,272,752
622,700	City National Corp.	43,434,410	30,325,490
302,622	Dun & Bradstreet Corp.	5,522,867	23,362,418
1,179,500	Equifax Inc.	24,354,972	31,280,340
502,800	Franklin Resources, Inc.	17,801,111	32,068,584
586,000	HCC Insurance Holdings, Inc.	17,497,040	15,675,500
3,196,700	Janus Capital Group Inc.	34,245,891	25,669,501
1,103,600	Jones Lang LaSalle Inc.	82,236,187	30,569,720
55,400	Markel Corp. (a)	19,891,924	16,564,600
639,200	Northern Trust Corp.	18,786,312	33,327,888
499,900	T. Rowe Price Group, Inc.	8,272,645	17,716,456
		364,442,081	285,833,249
	Health Care—13.42%
478,550	Baxter International Inc.	9,295,315	25,645,494
3,231,160	IMS Health Inc.	50,954,122	48,984,386
383,400	Laboratory Corp. of America Holdings (a)	25,762,498	24,694,794
706,854	Thermo Fisher Scientific Inc. (a)	9,000,481	24,082,516
		95,012,416	123,407,190
	Integrated Oils—2.10%
359,700	Hess Corp.	18,028,881	19,294,308

	Materials & Processing—3.38%
573,200	Energizer Holdings, Inc. (a)	36,653,261	31,033,048

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Appreciation Fund Schedule of Investments (continued)	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—98.96% (cont’d)	Cost	Market Value

	Producer Durables—2.98%
781,450	Illinois Tool Works Inc.	$41,506,589	$27,389,823

	Technology—3.12%
953,800	Anixter International Inc. (a)	60,183,757	28,728,456

	Total Common Stocks	1,230,492,156	910,051,669

Principal Amount	REPURCHASE AGREEMENT—1.08%	Cost	Market Value

$9,960,248	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2008, due 1/2/2009, repurchase price $9,960,254, (collateralized by Federal National Home Loan Mortgage Corp., 5.00%, due 4/16/2018)	$9,960,248	$9,960,248
	Total Investments—100.04%	$1,240,452,404	920,011,917
	Liabilities less Other Assets—(0.04%)		(323,973)
	NET ASSETS—100%		$919,687,944

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 12/31/08	Low	High	2007 Actual Calendar	2008 Estimated Calendar	2009 Estimated Calendar	2007 Actual P/E	2008 Estimated P/E	2009 Estimated P/E	Market Cap. ($ MM)

Sotheby’s	BID	8.89	7.24	39.83	3.09	1.08	0.57	2.9	8.2	15.6	598
CB Richard Ellis Group, Inc.	CBG	4.32	3.00	24.50	2.07	0.57	0.58	2.1	7.6	7.4	885
Jones Lang LaSalle Inc.	JLL	27.70	18.12	90.83	7.85	3.38	4.36	3.5	8.2	6.4	955
Anixter International Inc.	AXE	30.12	20.97	75.07	5.73	6.07	4.85	5.3	5.0	6.2	1,063
Janus Capital Group Inc.	JNS	8.03	5.18	36.88	1.11	0.99	0.64	7.2	8.1	12.5	1,268
Gannett Co., Inc.	GCI	8.00	5.00	39.50	4.56	3.52	2.12	1.8	2.3	3.8	1,825
Interpublic Group of Cos., Inc.	IPG	3.96	2.57	10.47	0.26	0.45	0.36	15.2	8.8	11.0	1,887
City National Corp.	CYN	48.70	32.82	71.50	4.52	2.86	2.72	10.8	17.0	17.9	2,363
Hewitt Associates, Inc.	HEW	28.38	22.78	43.00	(1.62)	1.85	2.40	NM	15.3	11.8	2,674
IMS Health Inc.	RX	15.16	9.63	25.50	1.60	1.76	2.00	9.5	8.6	7.6	2,757
Nordstrom, Inc.	JWN	13.31	6.61	40.59	2.88	1.74	1.40	4.6	7.6	9.5	2,867
Tiffany & Co.	TIF	23.63	16.75	49.98	2.34	2.23	1.95	10.1	10.6	12.1	2,909
Markel Corp.	MKL	299.00	234.23	492.97	36.76	26.63	22.61	8.1	11.2	13.2	2,933
HCC Insurance Holdings, Inc.	HCC	26.75	14.48	30.00	3.38	2.93	2.89	7.9	9.1	9.3	3,080
Energizer Holdings, Inc.	ENR	54.14	30.36	113.59	5.74	5.85	5.48	9.4	9.3	9.9	3,150
Equifax Inc.	EFX	26.52	19.38	39.95	2.02	2.48	2.58	13.1	10.7	10.3	3,357
Constellation Brands, Inc.	STZ	15.77	10.66	24.15	1.50	1.65	1.81	10.5	9.6	8.7	3,443
International Game Technology	IGT	11.89	7.03	49.41	1.50	1.21	1.31	7.9	9.8	9.1	3,504
Dun & Bradstreet Corp.	DNB	77.20	64.00	98.90	4.90	5.24	5.74	15.8	14.7	13.4	4,161
CBS Corp.	CBS	8.19	4.36	27.55	1.98	1.93	1.08	4.1	4.2	7.6	5,495
Laboratory Corp. of America Holdings	LH	64.41	52.93	80.77	4.50	4.92	5.48	14.3	13.1	11.8	6,956
Clorox Co.	CLX	55.56	47.48	65.61	3.32	3.30	3.89	16.7	16.8	14.3	7,707
Omnicom Group Inc.	OMC	26.92	22.02	50.16	2.95	3.18	2.64	9.1	8.5	10.2	8,367
T. Rowe Price Group, Inc.	TROW	35.44	24.26	70.20	2.40	2.00	1.70	14.8	17.7	20.8	9,218
Northern Trust Corp.	NTRS	52.14	33.88	88.92	3.24	3.73	3.95	16.1	14.0	13.2	11,629
Thermo Fisher Scientific Inc.	TMO	34.07	26.65	62.77	2.65	3.15	3.49	12.9	10.8	9.8	14,317
Franklin Resources, Inc.	BEN	63.78	45.52	115.70	6.97	6.06	4.15	9.2	10.5	15.4	14,847
Hess Corp.	HES	53.64	35.50	137.00	5.97	8.04	2.98	9.0	6.7	18.0	17,490
Illinois Tool Works Inc.	ITW	35.05	28.50	55.59	3.43	3.21	2.68	10.2	10.9	13.1	17,916
Carnival Corp.	CCL	24.32	14.85	45.22	2.98	2.78	2.49	8.2	8.7	9.8	19,091
Accenture Ltd	ACN	32.79	25.05	43.04	1.97	2.65	2.76	16.6	12.4	11.9	19,898
Baxter International Inc.	BAX	53.59	47.41	71.53	2.86	3.41	3.86	18.7	15.7	13.9	33,377

Note: Holdings are as of December 31, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and December 31, 2008 stock price. NM = Not Meaningful.

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Consumer discretionary & services	30.8%	8.7%	11.6%	10.8%
Financial services	18.2%	24.1%	15.2%	14.4%
Health care	16.7%	13.6%	14.9%	15.3%
Other	10.5%	4.5%	3.2%	3.5%
Technology	9.4%	2.8%	13.7%	14.3%
Producer durables	6.4%	2.7%	5.0%	4.7%
Autos & transportation	4.7%	1.6%	2.5%	2.6%
Integrated oils	2.2%	13.4%	8.4%	9.2%
Materials & processing	1.1%	4.0%	4.4%	3.6%
Consumer staples	0.0%	7.6%	9.1%	9.8%
Other energy	0.0%	3.6%	4.3%	4.1%
Utilities	0.0%	13.4%	7.9%	7.9%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	97.1%
Cash, Other Assets & Liabilities	2.9%

Expense Ratio

Net	1.25	%*
Gross	1.61	%*

*As of 9/30/08 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2008

	4th Quarter	YTD	1 Year	3 Year	Life of Fund
Ariel Focus Fund	-26.82%	-35.09%	-35.09%	-10.96%	-8.02%
Russell 1000 Value Index	-22.18%	-36.85%	-36.85%	-8.32%	-5.27%
Russell 1000 Index	-22.48%	-37.60%	-37.60%	-8.66%	-5.04%
S&P 500 Index	-21.94%	-37.00%	-37.00%	-8.36%	-4.96%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	Top Ten Equity Holdings
1	Berkshire Hathaway Inc.	7.2%
	Global insurance and
	investment firm

2	Johnson & Johnson	6.6%
	Diversified health care and
	consumer products company

3	Illinois Tool Works Inc.	6.2%
	Manufacturer of engineered
	products and speciality systems

4	IMS Health Inc.	6.0%
	Provider of health care data

5	Aflac Inc.	6.0%
	Global insurance provider

6	Accenture Ltd	5.8%
	Global management consulting, technology services and
	outsourcing firm

7	eBay, Inc.	4.9%
	Leading provider of online market-place and eCommerce services

8	Omnicom Group Inc.	4.9%
	Global advertising and
	marketing services company

9	Carnival Corp.	4.8%
	Worldwide cruise company

10	Dell Inc.	4.6%
	Global computer and technology provider

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	800.292.7435

Ariel Focus Fund Schedule of Investments	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—97.05%	Cost	Market Value

	Autos & Transportation—4.57%
19,100	Toyota Motor Corp., ADR	$1,817,714	$1,249,904

	Consumer Discretionary & Services—29.90%
48,300	Accenture Ltd, Class A	1,308,171	1,583,757
18,500	Black & Decker Corp.	1,460,119	773,485
54,200	Carnival Corp.	2,196,616	1,318,144
96,300	eBay, Inc. (a)	1,835,713	1,344,348
49,700	Omnicom Group Inc.	2,137,455	1,337,924
36,500	Tiffany & Co.	1,344,561	862,495
42,600	Walt Disney Co.	1,196,606	966,594
		11,479,241	8,186,747
	Financial Services—17.69%
36,000	Aflac Inc.	1,784,015	1,650,240
31,000	American Express Company	1,200,322	575,050
15,000	Franklin Resources, Inc.	1,312,108	956,700
29,900	JPMorgan Chase & Co.	1,186,580	942,747
50,220	UBS AG (a)	2,529,427	718,146
		8,012,452	4,842,883
	Health Care—16.17%
26,975	Covidien Ltd.	948,403	977,574
109,200	IMS Health Inc.	2,118,063	1,655,472
30,000	Johnson & Johnson	1,877,350	1,794,900
		4,943,816	4,427,946
	Integrated Oils—2.16%
11,000	Hess Corp.	533,728	590,040

	Materials & Processing—1.02%
34,700	USG Corp. (a)	1,566,852	278,988

	Other—10.20%
611	Berkshire Hathaway Inc., Class B (a)	1,827,110	1,963,754
38,375	Tyco International Ltd.	1,600,611	828,900
		3,427,721	2,792,654
	Producer Durables—6.24%
48,700	Illinois Tool Works Inc.	2,465,768	1,706,935

Quarterly Report December 31, 2008	25 years of patient investing

Ariel Focus Fund Schedule of Investments (continued)	December 31, 2008 (unaudited)

Number of Shares	COMMON STOCKS—97.05% (cont’d)	Cost	Market Value

	Technology—9.10%
123,400	Dell Inc. (a)	$2,730,408	$1,263,616
14,600	International Business Machines Corp.	1,145,803	1,228,736
		3,876,211	2,492,352

	Total Common Stocks	38,123,503	26,568,449

Principal Amount	REPURCHASE AGREEMENT—2.67%	Cost	Market Value

$731,733	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2008, due 1/2/2009, repurchase price $731,734, (collateralized by Federal National Mortgage Assoc., 5.00%, due 4/16/2018)	$731,733	$731,733
	Total Investments—99.72%	$38,855,236	27,300,182
	Other Assets less Liabilities—0.28%		75,550
	NET ASSETS—100.00%		$27,375,732

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

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Ariel focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	12/31/08	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

USG Corp.	USG	8.04	5.50	40.25	1.06	(1.50)	(1.53)	7.6	NM	NM	797
Black & Decker Corp.	BDK	41.81	32.31	74.24	6.03	5.15	3.95	6.9	8.1	10.6	2,512
IMS Health Inc.	RX	15.16	9.63	25.50	1.60	1.76	2.00	9.5	8.6	7.6	2,757
Tiffany & Co.	TIF	23.63	16.75	49.98	2.34	2.23	1.95	10.1	10.6	12.1	2,909
Omnicom Group Inc.	OMC	26.92	22.02	50.16	2.95	3.18	2.64	9.1	8.5	10.2	8,367
Tyco International Ltd.	TYC	21.60	15.17	47.95	2.15	2.85	2.46	10.0	7.6	8.8	10,212
Franklin Resources, Inc.	BEN	63.78	45.52	115.70	6.97	6.06	4.15	9.2	10.5	15.4	14,847
Hess Corp.	HES	53.64	35.50	137.00	5.97	8.04	2.98	9.0	6.7	18.0	17,490
eBay, Inc.	EBAY	13.96	10.91	33.60	1.53	1.69	1.60	9.1	8.3	8.7	17,825
Illinois Tool Works Inc.	ITW	35.05	28.50	55.59	3.43	3.21	2.68	10.2	10.9	13.1	17,916
Covidien Ltd.	COV	36.24	32.27	57.00	2.72	2.69	3.03	13.3	13.5	12.0	18,235
Carnival Corp.	CCL	24.32	14.85	45.22	2.98	2.78	2.49	8.2	8.7	9.8	19,091
Accenture Ltd	ACN	32.79	25.05	43.04	1.97	2.65	2.76	16.6	12.4	11.9	19,898
Dell Inc.	DELL	10.24	8.72	26.04	1.31	1.37	1.24	7.8	7.5	8.3	19,907
American Express Company	AXP	18.55	16.55	52.63	3.39	2.43	1.88	5.5	7.6	9.9	21,518
Aflac Inc.	AFL	45.84	29.68	68.81	3.27	3.92	4.69	14.0	11.7	9.8	21,845
UBS AG	UBS	14.30	8.33	44.24	(2.49)	(3.84)	1.56	NM	NM	9.2	40,576
Walt Disney Co.	DIS	22.69	18.60	35.02	2.01	2.30	2.15	11.3	9.9	10.6	41,362
Toyota Motor Corp.	TM	65.44	55.41	117.59	9.97	2.94	1.87	6.6	22.3	35.0	102,588
International Business Machines Corp.	IBM	84.16	69.50	130.93	7.13	8.69	8.70	11.8	9.7	9.7	113,065
JPMorgan Chase & Co.	JPM	31.53	19.69	50.63	4.38	1.51	2.43	7.2	20.9	13.0	117,511
Berkshire Hathaway Inc.	BRK.B	3214.00	2451.00	4858.00	207.73	190.39	197.54	15.5	16.9	16.3	149,633
Johnson & Johnson	JNJ	59.83	52.06	72.76	4.35	4.73	4.85	13.8	12.6	12.3	166,347

Note: Holdings are as of December 31, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and December 31, 2008 stock price. NM =Not Meaningful.

Quarterly Report December 31, 2008	25 years of patient investing

Notes to Schedules of Investments	December 31, 2008 (unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant policies related to investments of the Funds held at December 31, 2008.

FAS 157 – Effective October 1, 2008, the Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1– quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the funds’ investments carried at market value:

		Ariel
		Appreciation	Ariel Focus
	Ariel Fund	Fund	Fund

Level 1	$1,081,227,224	$910,051,669	$26,568,449
Level 2	9,660,776	9,960,248	731,733
Level 3	—	—	—
Market Value at 12/31/2008	$1,090,888,000	$920,011,917	$27,300,182

Investment valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions – Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2008, with affiliated companies:

	Share Activity				Three Months Ended December 31, 2008
							Amount of Gain
	Balance			Balance		Dividends	(Loss) Realized
	September 30,			December 31,		Credited to	on Sale of
Security Name	2008	Purchases	Sales	2008	Market Value	Income	Shares
ACCO Brands Corp.*	3,380,000	—	3,380,000	—	$—	$—	$(73,938,570)
					$—	$—	$(73,938,570)

* No longer an affiliated company as of December 31, 2008.

arielinvestments.com	800.292.7435

BOARD of TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)

BERT N. MITCHELL, CPA
Chairman and Chief Executive Ofßcer, Mitchell & Titus, LLP

* Independent Trustee

Celebrating 25 Years of Patient investing

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI©I/09